EXHIBIT 24.1
POWERS OF ATTORNEY
OF
EXECUTIVE OFFICERS AND DIRECTORS
OF
THE SCOTTS MIRACLE-GRO COMPANY

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to The Scotts Company LLC Executive Retirement Plan, together with deferred compensation obligations, which represent general unsecured obligations of The Scotts Company LLC and of affiliates of The Scotts Company LLC, including The Scotts Miracle-Gro Company, to make distributions in respect of deferred compensation in the future in accordance with the terms of The Scotts Company LLC Executive Retirement Plan, hereby constitutes and appoints James Hagedorn, David C. Evans and Vincent C. Brockman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of October, 2008.

/s/ Mark R. Baker
Mark R. Baker

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to The Scotts Company LLC Executive Retirement Plan, together with deferred compensation obligations, which represent unsecured obligations of The Scotts Company LLC and of affiliates of The Scotts Company LLC, including The Scotts Miracle-Gro Company, to make distributions in respect of deferred compensation in the future in accordance with the terms of The Scotts Company LLC Executive Retirement Plan, hereby constitutes and appoints James Hagedorn, Mark R. Baker, David C. Evans and Vincent C. Brockman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of October, 2008.

/s/ Arnold W. Donald
Arnold W. Donald

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to The Scotts Company LLC Executive Retirement Plan, together with deferred compensation obligations, which represent unsecured obligations of The Scotts Company LLC and of affiliates of The Scotts Company LLC, including The Scotts Miracle-Gro Company, to make distributions in respect of deferred compensation in the future in accordance with the terms of The Scotts Company LLC Executive Retirement Plan, hereby constitutes and appoints James Hagedorn, Mark R. Baker and Vincent C. Brockman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of October, 2008.

/s/ David C. Evans
David C. Evans

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to The Scotts Company LLC Executive Retirement Plan, together with deferred compensation obligations, which represent unsecured obligations of The Scotts Company LLC and of affiliates of The Scotts Company LLC, including The Scotts Miracle-Gro Company, to make distributions in respect of deferred compensation in the future in accordance with the terms of The Scotts Company LLC Executive Retirement Plan, hereby constitutes and appoints James Hagedorn, Mark R. Baker, David C. Evans and Vincent C. Brockman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of October, 2008.

/s/ Joseph P. Flannery
Joseph P. Flannery

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to The Scotts Company LLC Executive Retirement Plan, together with deferred compensation obligations, which represent unsecured obligations of The Scotts Company LLC and of affiliates of The Scotts Company LLC, including The Scotts Miracle-Gro Company, to make distributions in respect of deferred compensation in the future in accordance with the terms of The Scotts Company LLC Executive Retirement Plan, hereby constitutes and appoints Mark R. Baker, David C. Evans and Vincent C. Brockman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of October, 2008.

/s/ James Hagedorn
James Hagedorn

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to The Scotts Company LLC Executive Retirement Plan, together with deferred compensation obligations, which represent unsecured obligations of The Scotts Company LLC and of affiliates of The Scotts Company LLC, including The Scotts Miracle-Gro Company, to make distributions in respect of deferred compensation in the future in accordance with the terms of The Scotts Company LLC Executive Retirement Plan, hereby constitutes and appoints James Hagedorn, Mark R. Baker, David C. Evans and Vincent C. Brockman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of October, 2008.

/s/ Thomas N. Kelly Jr.
Thomas N. Kelly Jr.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to The Scotts Company LLC Executive Retirement Plan, together with deferred compensation obligations, which represent unsecured obligations of The Scotts Company LLC and of affiliates of The Scotts Company LLC, including The Scotts Miracle-Gro Company, to make distributions in respect of deferred compensation in the future in accordance with the terms of The Scotts Company LLC Executive Retirement Plan, hereby constitutes and appoints James Hagedorn, Mark R. Baker, David C. Evans and Vincent C. Brockman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of October, 2008.

/s/ Carl F. Kohrt, Ph.D.
Carl F. Kohrt, Ph.D.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to The Scotts Company LLC Executive Retirement Plan, together with deferred compensation obligations, which represent unsecured obligations of The Scotts Company LLC and of affiliates of The Scotts Company LLC, including The Scotts Miracle-Gro Company, to make distributions in respect of deferred compensation in the future in accordance with the terms of The Scotts Company LLC Executive Retirement Plan, hereby constitutes and appoints James Hagedorn, Mark R. Baker, David C. Evans and Vincent C. Brockman, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 8th day of October, 2008.

/s/ Katherine Hagedorn Littlefield
Katherine Hagedorn Littlefield

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to The Scotts Company LLC Executive Retirement Plan, together with deferred compensation obligations, which represent unsecured obligations of The Scotts Company LLC and of affiliates of The Scotts Company LLC, including The Scotts Miracle-Gro Company, to make distributions in respect of deferred compensation in the future in accordance with the terms of The Scotts Company LLC Executive Retirement Plan, hereby constitutes and appoints James Hagedorn, Mark R. Baker, David C. Evans and Vincent C. Brockman, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 8th day of October, 2008.

/s/ Karen G. Mills
Karen G. Mills

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to The Scotts Company LLC Executive Retirement Plan, together with deferred compensation obligations, which represent unsecured obligations of The Scotts Company LLC and of affiliates of The Scotts Company LLC, including The Scotts Miracle-Gro Company, to make distributions in respect of deferred compensation in the future in accordance with the terms of The Scotts Company LLC Executive Retirement Plan, hereby constitutes and appoints James Hagedorn, Mark R. Baker, David C. Evans and Vincent C. Brockman, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 7th day of October, 2008.

/s/ Nancy G. Mistretta
Nancy G. Mistretta

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to The Scotts Company LLC Executive Retirement Plan, together with deferred compensation obligations, which represent unsecured obligations of The Scotts Company LLC and of affiliates of The Scotts Company LLC, including The Scotts Miracle-Gro Company, to make distributions in respect of deferred compensation in the future in accordance with the terms of The Scotts Company LLC Executive Retirement Plan, hereby constitutes and appoints James Hagedorn, Mark R. Baker, David C. Evans and Vincent C. Brockman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of October, 2008.

/s/ Patrick J. Norton
Patrick J. Norton

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to The Scotts Company LLC Executive Retirement Plan, together with deferred compensation obligations, which represent unsecured obligations of The Scotts Company LLC and of affiliates of The Scotts Company LLC, including The Scotts Miracle-Gro Company, to make distributions in respect of deferred compensation in the future in accordance with the terms of The Scotts Company LLC Executive Retirement Plan, hereby constitutes and appoints James Hagedorn, Mark R. Baker, David C. Evans and Vincent C. Brockman, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 8th day of October, 2008.

/s/ Stephanie M. Shern
Stephanie M. Shern

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to The Scotts Company LLC Executive Retirement Plan, together with deferred compensation obligations, which represent unsecured obligations of The Scotts Company LLC and of affiliates of The Scotts Company LLC, including The Scotts Miracle-Gro Company, to make distributions in respect of deferred compensation in the future in accordance with the terms of The Scotts Company LLC Executive Retirement Plan, hereby constitutes and appoints James Hagedorn, Mark R. Baker, David C. Evans and Vincent C. Brockman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of October, 2008.

/s/ John S. Shiely
John S. Shiely